UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 9, 2020 (December 8, 2020)

THE PROCTER & GAMBLE COMPANY
 (Exact Name of Registrant as Specified in Charter)

Ohio	001-00434	31-0411980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Procter & Gamble Plaza, Cincinnati, Ohio 45202
 (Address of Principal Executive Offices, and Zip Code)

513-983-1100
Registrant’s Telephone Number, Including Area Code

   (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, without Par Value	PG	New York Stock Exchange
4.125% EUR notes due December 2020	PG20A	New York Stock Exchange
2.000% Notes due 2021	PG21	New York Stock Exchange
2.000% Notes due 2022	PG22B	New York Stock Exchange
1.125% Notes due 2023	PG23A	New York Stock Exchange
0.500% Notes due 2024	PG24A	New York Stock Exchange
0.625% Notes due 2024	PG24B	New York Stock Exchange
1.375% Notes due 2025	PG25	New York Stock Exchange
4.875% EUR notes due May 2027	PG27A	New York Stock Exchange
1.200% Notes due 2028	PG28	New York Stock Exchange
1.250% Notes due 2029	PG29B	New York Stock Exchange
1.800% Notes due 2029	PG29A	New York Stock Exchange
6.250% GBP notes due January 2030	PG30	New York Stock Exchange
5.250% GBP notes due January 2033	PG33	New York Stock Exchange
1.875% Notes due 2038	PG38	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended tramsition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

On December 8, 2020, the Board of Directors of The Procter & Gamble Company (the "Company") elected Andre Schulten (age 50), currently Senior Vice President—Baby Care, North America, as the Company’s Chief Financial Officer, effective March 1, 2021, to serve at the pleasure of the Board of Directors. Jon Moeller, currently Vice Chairman, Chief Operating Officer and Chief Financial Officer, will remain Vice Chairman and Chief Operating Officer.

Mr. Schulten joined the Company in 1996 and has held positions of increasing responsibility at the Company since that time, including: Senior Vice President, Finance & Accounting, Western Europe (September 2010 – June 2014); Senior Vice President, Finance & Accounting, Global Baby Care, Feminine Care, and Family Care (July 2014 – April 2018), and most recently, Senior Vice President—Baby Care, North America (May 2018 – present).

Effective March 1, 2021, Mr. Schulten will receive an annual base salary of US $750,000. He will participate in the Company's annual performance-based bonus program with a target award equal to 110% of base salary, and he will receive equity grants under the Company's long-term incentive program commensurate with his position and on the same timing as other executive officers. Mr. Schulten will participate in all other elements of the Company's executive compensation and benefit programs (including as a vested participant in the Company's retirement program). Those programs are outlined in the Company's definitive proxy statement dated August 28, 2020.

The Company is filing the information under this item pursuant to Item 5.02, "Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers."

ITEM 7.01    REGULATION FD DISCLOSURE

The Company issued a news release on December 9, 2020, announcing the election of Mr. Schulten and the changes to Mr. Moeller’s role. A copy of this news release is furnished as Exhibit 99.1.

The Company is furnishing the information under this item, including Exhibit 99.1, pursuant to Item 7.01, "Regulation FD Disclosure."

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
99.1	Officer Appointment Press Release by The Procter & Gamble Company dated December 9, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:  /s/ Sandra T. Lane
                Sandra T. Lane
              Assistant Secretary
              December 9, 2020

INDEX TO EXHIBIT(S)

Exhibit Number	Description
99.1	Officer Appointment Press Release by The Procter & Gamble Company dated December 9, 2020.